UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

INTELLIGENT PROTECTION MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38717	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

30 Jericho Executive Plaza, Suite 400E Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IPM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

Appointment of Mr. Sloane as Newtek Representative

As described in Intelligent Protection Management Corp.’s (the “Company”) Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2024 (the “Proxy Statement”), pursuant to the terms of that certain Agreement and Plan of Merger (the “Acquisition Agreement”), by and among the Company, PALT Merger Sub 1, Inc., PALT Merger Sub 2, LLC, Newtek Technology Solutions, Inc. (“NTS”) and NewtekOne, Inc. (“Newtek”), the Company agreed to cause one representative nominated by Newtek (the “Newtek Representative”) to be appointed to the Company’s Board of Directors (the “Board”) promptly following the closing of the Company’s acquisition of NTS. Newtek has designated Barry Sloane, who is currently Newtek’s Chairman, Chief Executive Officer and President, as the Newtek Representative. Effective as of January 7, 2025, the Board increased the size of the Board from five (5) directors to seven (7) directors and appointed Mr. Sloane to the Board, to serve in such capacity until the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until his successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal. Mr. Sloane has not been appointed to any committee of the Board.

Mr. Sloane has served as Newtek’s Chairman and Chief Executive Officer since 1999, as Newtek’s President since 2008 and Chairman and Chief Executive Officer of its bank subsidiary, Newtek Bank, N.A., since January 2023. Mr. Sloane founded Newtek in 1998 and is an executive officer of each of Newtek’s subsidiaries. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc., where he directed the Commercial and Residential Real Estate Securitization Unit, and was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Mr. Sloane will not receive compensation in his capacity as director of the Company. Except as pursuant to the Acquisition Agreement, there are no arrangements or understandings between Mr. Sloane and any other persons pursuant to which Mr. Sloane was selected to serve on the Board. In addition, there are no transactions between the Company and Mr. Sloane or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Appointment of Mr. Rabsatt

In order for the majority of the Board to be comprised of independent directors in accordance with Rule 5605(b) of the listing rules of The Nasdaq Stock Market, LLC and as a result of his expertise in cloud infrastructure and applications and artificial intelligence, the Board appointed Sidney Rabsatt to the Board, effective as of January 7, 2025. Mr. Rabsatt will serve in such capacity until the 2025 Annual Meeting and until his successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal. Mr. Rabsatt was also appointed to serve on the Strategic Transactions Committee of the Board.

Mr. Rabsatt is a seasoned executive with nearly 30 years of experience in technology and over 15 years driving product vision, strategy, and execution in high-profile technology companies and roles. He currently serves as Chief Product Officer at MindsDB, an artificial intelligence company focused on surfacing the knowledge in Enterprise data to power AI apps and agents, where he is responsible for creating and driving product vision and strategy. Previously, Mr. Rabsatt served as Head of Product at Anyscale from April 2023 to January 2024, and as Director of Product Management for Cloud Application & Content Delivery and Media & Entertainment at Google from June 2021 to March 2023. Mr. Rabsatt was Vice President of Product Management for Modern Applications and APIs at F5 Networks from May 2019 to May 2021, and Vice President of Product Management at NGINX from November 2017 to May 2019. He received his B.S. in Computer Engineering from the Georgia Institute of Technology and his MBA from Baruch College. Mr. Rabsatt has a proven track record of success in leading product teams and delivering innovative solutions in several areas, including AI/ML and Cloud Infrastructure, Modern App/Cloud Infrastructure, Enterprise Networking, Observability/AIOps, and Streaming Media & Gaming.

In connection with Mr. Rabsatt’s appointment to the Board, the Board approved a grant to Mr. Rabsatt of a non-qualified stock option to purchase 15,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with such option (i) being granted effective as of January 7, 2025 (the “Grant Date”), (ii) having an exercise price that is equal to the Common Stock’s fair market value on the Grant Date, and (iii) vesting in four equal quarterly installments on the last day of each calendar quarter in 2025, provided Mr. Rabsatt is providing services to the Company through the applicable vesting dates. Mr. Rabsatt will also be entitled to participate in the Company’s compensation policy for non-employee directors, which currently consists of annual cash retainers of $21,000 per year for service on the Board and $4,000 per year for service on the Strategic Transactions Committee of the Board.

There are no arrangements or understandings between Mr. Rabsatt and any other persons pursuant to which Mr. Rabsatt was selected to serve on the Board. In addition, there are no transactions between the Company and Mr. Rabsatt or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On January 8, 2025, the Company issued a press release announcing the appointments of each of Messrs. Sloane and Rabsatt to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated into this Item 7.01 by reference herein.

The information included under Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Intelligent Protection Management Corp., dated January 8, 2025 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025

INTELLIGENT PROTECTION MANAGEMENT CORP.

	By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer

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